UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 of 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2016

American Realty Capital Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or		Identification No.)
organization)

405 Park Avenue, 14th Floor

New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

American Realty Capital Hospitality Trust, Inc.’s (the “Company”) 2016 annual meeting of stockholders (the “Annual Meeting”) was initially called to order on June 30, 2016 and was adjourned for lack of quorum. The Annual Meeting was reconvened on July 1, 2016 and July 5, 2016. At the reconvened Annual Meeting on July 5, 2016, there were present, in person or by proxy, stockholders holding an aggregate of 18,558,200 shares of the Company’s common stock, out of a total number of 36,726,135 shares of the Company’s common stock issued and outstanding and entitled to vote at the reconvened Annual Meeting.

At the reconvened Annual Meeting on July 5, 2016, stockholders voted on (i) the election of Robert H. Burns, William M. Kahane, Stanley R. Perla and Abby M. Wenzel to the Company’s Board of Directors for one-year terms until the 2017 annual meeting of stockholders and until their respective successor is duly elected and qualified and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The stockholders elected all four nominees for director and ratified the appointment of KPMG. The full results of the matters voted on at the reconvened Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Robert H. Burns	16,730,046	875,575	952,579	*
William M. Kahane	16,310,066	1,280,504	967,630	*
Stanley R. Perla	16,329,414	1,266,671	962,115	*
Abby M. Wenzel	16,801,381	823,265	933,554	*

Proposal 2 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,101,442	599,181	857,577	*

*	No broker non-votes were recorded in connection with Proposal No. 1 or Proposal No. 2.

Other Proposals

The reconvened Annual Meeting was adjourned to July 15, 2016 at11:00 a.m. (local time) to be held at 405 Park Avenue, New York, New York to permit stockholders of record as of April 18, 2016, additional time to consider the proposals listed below, and to enable the Company’s proxy solicitor, Broadridge Investor Communications Solutions, Inc., more time to solicit stockholder votes. Valid proxies submitted prior to the Annual Meeting will continue to be valid for the reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting.

•	Proposal 3: To remove Section 8.5 from the Company’s charter; and

•	Proposal 4: To remove Article XIV from the Company’s charter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC.

Date: July 5, 2016	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman
Chief Executive Officer and President